Subsequent Events	12 Months Ended
Dec. 31, 2012
Subsequent Events [Abstract]
Subsequent Events

25. Subsequent Events

Share Repurchase Authorization

On January 24, 2013, the Board of Directors authorized the Company's repurchase of up to 2,500,000 shares of its common stock. The share repurchase authorization does not have an expiration date, and the amount and prices paid for any future share purchases under the new authorization will be based on market conditions and other factors at the time of the purchase. Repurchases under the share repurchase program will be made through open market purchases or private transactions, in accordance with applicable federal securities laws, including Rule 10b-18 under the Securities Exchange Act of 1934, as amended. This new authorization cancelled and replaced a previous authorization approved by the Board of Directors in 2011 to purchase up to 2,500,000 shares of common stock.